Sound Equity Dividend Income ETF Trading Symbol: DIVY Listed on New York Stock Exchange LLC Summary Prospectus March 30, 2026 www.soundetfs.com

Before you invest, you may want to review the Sound Equity Dividend Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 30, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.soundetfs.com. You can also get this information at no cost by calling at 833-916-9056 or by sending an e-mail request to info@soundetfs.com.

Investment Objective

The Sound Equity Dividend Income ETF’s (the “Fund” or the “Equity Dividend Income ETF”) primary objective is to generate current income via a dividend yield that is at least two times that of the S&P 500® Index.

The Fund also seeks to capture long-term capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

[1]	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objectives by investing primarily in common stock issued by dividend paying, mid- and large-capitalization companies whose market capitalization at the time of purchase is typically in excess of $2 billion. Investment decisions for the Fund are made by Sound Income Strategies, LLC (“SIS” or the “Sub-Adviser”), the Fund’s investment sub-adviser. The Fund will invest in companies whose securities trade on U.S. stock exchanges, which may include indirect investments in foreign securities via American Depositary Receipts (“ADRs”). In making investment decisions for the Fund, the Sub-Adviser conducts a fundamental, “bottom-up” analysis on individual securities, focusing on companies that the Sub-Adviser believes are undervalued and have sound economic foundations, as demonstrated by indicators such as: generally positive cash flows, favorable profitability ratios and manageable leverage ratios. In creating the universe of securities eligible for selection in the Fund’s portfolio, the Sub-Adviser seeks to identify companies with low price to earnings ratios and high dividend yields to create a total portfolio with an aggregate dividend yield that is twice the dividend yield of the S&P 500® Index. The Fund will also select securities that have a catalyst that the Sub-Adviser believes will increase the price of the stock. Catalysts for equity appreciation might include such factors as: new management, new products, corporate restructuring, a recapitalization, or market dynamics, such as a turn in the business cycle, change in factor costs, or competitive dynamics. The Sub-Adviser may sell a security due to achievement of price objective, significant change in the initial investment premise or fundamental deterioration.

Under normal circumstances the Fund will invest at least 80% of its net assets (plus any borrowing) in dividend paying equity securities. The Fund may invest in ETFs that principally invest in equity securities. The Fund will typically hold securities of approximately 30 companies in its portfolio.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in Each Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, in which the Fund primarily invests, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers.

Value Investing Risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market if they remain out of favor in the market or are not undervalued in the market.

Management Risk. The Fund is actively-managed and may not meet its investment objectives based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

General Market Risk. Securities markets and individual securities may increase or decrease in value. Security prices may fluctuate widely over short or extended periods in response to market, economic, or political news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility”, and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as New York Stock Exchange LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Foreign Securities Risk. The Fund will invest in foreign securities only indirectly, via exchange-listed ADRs (see Depositary Receipt Risk above). Nonetheless, investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Investing in emerging markets can have more risk than investing in developed foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Other Investment Companies Risk. The Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund from year-to-year. The table illustrates how the Fund’s average annual total returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.soundetfs.com.

Calendar Year Ended December 31,

40%
35%
30%
25%
20%
15%
10%
5%
0%
33.46%
3.83%
5.08%
2.63%
7.22%
2021
2022
2023
2024
2025

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 21.06% for the quarter ended March 31, 2021 and the lowest quarterly return was -8.02% for the quarter ended September 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	5 Year	Since Inception (12/30/2020)
Return Before Taxes	7.22%	9.89%	10.03%
Return After Taxes on Distributions	6.26%	8.84%	8.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.90%	7.74%	7.86%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements or other tax-advantaged accounts, such as an individual retirement account (“IRA”). A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company, serves as investment adviser to the Fund.

Investment Sub-Adviser

Sound Income Strategies, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2026.

Eric Beyrich, CFA, CFP®, Co-Chief Investment Officer and Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.soundetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.